UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2022

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
3.95% Global Notes due 2030	BAX 30	New York Stock Exchange
1.73% Global Notes due 2031	BAX 31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

EXPLANATORY NOTE

Item 8.01 Results of Operations and Financial Condition
On December 13, 2021, Baxter International Inc., a Delaware corporation (the “Company”), completed its acquisition of Hill-Rom Holdings, Inc., an Indiana corporation (“Hillrom”), pursuant to the Agreement and Plan of Merger, dated September 1, 2021 (the “Merger Agreement”), by and among the Company, Bel Air Subsidiary, Inc., an Indiana corporation and wholly owned subsidiary of the Company, and Hillrom. In accordance with the terms of the Merger Agreement, Merger Sub merged with and into Hillrom (the “Merger”), with Hillrom surviving the Merger as a wholly owned subsidiary of the Company. The Merger became effective upon the filing of the articles of merger with the Secretary of State of the State of Indiana on December 31, 2021.
The Merger Agreement and the transactions contemplated thereby were previously described in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on September 2, 2021.
The Company is filing this Current Report on Form 8-K in order to provide a pro forma condensed combined statement of income for the year ended December 31, 2021 giving effect to the acquisition (the "pro forma financial information") prepared in accordance with Article 11 of Regulation S-X, which is filed herewith as Exhibit 99.1 and included herein.
The pro forma financial information included in this Current Report on Form 8-K has been presented for information purposes only and is not necessarily indicative of the combined financial positions or results of operations that would have been realized had the acquisition occurred as of the date indicated, nor is it meant to be indicative of any anticipated combined financial position or further results of operations that the Company will experience in the future.
Item 9.01 Financial Statements and Exhibits
(b) Pro forma financial information
The pro forma financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.1 and is incorporated by reference herein.
(d) Exhibits

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 28, 2022

BAXTER INTERNATIONAL INC.

By:	/s/ James K. Saccaro
Name:	James K. Saccaro
Title:	Executive Vice President and
Chief Financial Officer